SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): February 17, 2006


                            REGIONAL BANKSHARES, INC.





         South Carolina                000-32493                 57-1108717
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)




        206 South Fifth Street, Hartsville, SC                        29551
     (Address of Principal Executive Offices)                       (Zip Code)



                                 (843) 383-4333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

     On February 17, 2006, the Registrant's wholly-owned subsidiary, Heritage Community Bank, entered into a Salary Continuation Agreement with Curtis A. Tyner, the Registrant's President and Chief Executive Officer. The agreement provides for payments to Mr. Tyner upon his retirement, disability or death, or upon his voluntary early termination or termination as a result of a change of control. The agreement sets the formulae for determining the amount of benefits to be paid and the term over which the benefits will be paid.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c) Exhibit 10 - Heritage Community Bank Salary Continuation Agreement with Curtis A Tyner, dated February 17, 2006.



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 REGIONAL BANKSHARES, INC.
                                 (Registrant)



Date: February 17, 2006         By: /s/ Curtis A. Tyner
                                    --------------------------------------------
                                    Curtis A. Tyner
                                    President




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                                  EXHIBIT INDEX

Exhibit 10     Heritage Community Bank Salary Continuation Agreement with Curtis
               A. Tyner, dated February 17, 2006